UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2016

Oracle Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35992	54-2185193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, California 94065

(Address of principal executive offices) (Zip Code)

(650) 506-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 16, 2016, Oracle Corporation (“Oracle”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”). Below is a brief description of each matter submitted to a vote at the Annual Meeting, as well as the number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter. For more information about these proposals, please refer to Oracle’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on September 23, 2016.

Proposal No. 1: Election of Directors

The stockholders elected each of the following persons as a director to hold office until the 2017 Annual Meeting of Stockholders and until his or her successor is elected and qualified, or until his or her earlier resignation or removal.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey S. Berg	2,750,213,383	667,483,566	373,899,549
H. Raymond Bingham	2,015,612,917	1,402,084,032	373,899,549
Michael J. Boskin	2,384,783,643	1,032,913,306	373,899,549
Safra A. Catz	3,214,981,735	202,715,214	373,899,549
Bruce R. Chizen	2,466,348,995	951,347,954	373,899,549
George H. Conrades	2,038,317,812	1,379,379,137	373,899,549
Lawrence J. Ellison	3,187,142,406	230,554,543	373,899,549
Hector Garcia-Molina	3,231,905,568	185,791,381	373,899,549
Jeffrey O. Henley	3,182,338,335	235,358,614	373,899,549
Mark V. Hurd	3,214,009,816	203,687,133	373,899,549
Renée J. James	3,300,182,821	117,514,128	373,899,549
Leon E. Panetta	2,869,208,483	548,488,466	373,899,549
Naomi O. Seligman	2,020,560,181	1,397,136,768	373,899,549

Proposal No. 2: Advisory Vote to Approve Executive Compensation

The stockholders cast an advisory vote to approve executive compensation as follows: 1,542,493,909 shares in favor, 1,866,730,121 shares against, 8,472,919 shares abstaining and 373,899,549 broker non-votes.

Proposal No. 3: Ratification of Selection of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Ernst & Young LLP as Oracle’s independent registered public accounting firm for the fiscal year ending May 31, 2017, with 3,764,679,643 shares voting in favor, 23,606,715 shares against and 3,310,140 shares abstaining.

Proposal No. 4: Stockholder Proposal Regarding Lobbying Report

The stockholders defeated a stockholder proposal requesting that Oracle’s Board of Directors authorize the preparation of a lobbying report, to be updated annually, with 913,940,846 shares in favor, 2,180,091,554 shares against, 323,664,549 shares abstaining and 373,899,549 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Dated: November 22, 2016	By:	/s/ Dorian Daley
Name: Dorian Daley
Title: Executive Vice President, General Counsel and Secretary